Exhibit 99.1

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TEAMWORK

SAN FRANCISCO
GIANTS
SAN FRANCISCO
GIANTS
SAN FRANCISCO
GIANTS

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FINANCIAL

MONEY & IN
WALL STREE

Announcing!

Phase 1

Completed June 2002

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Loan Growth

($ in millions)

$500
$400
$300
$200
$100
$472
CAGR = 65.0%
Jun-02
Sep-02
Dec-02
Mar-03
Jun-03
Sep-03
Dec-03
Mar-04
Jun-04
Sep-04
Dec-04

MONEY & IN
WALL STREET

Announcing!

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Deposit Growth

($ in millions)

$300
$250
$200
$150
$289
CAGR = 15.6%
Jun-02
Sep-02
Dec-02
Mar-03
Jun-03
Sep-03
Dec-03
Mar-04
Jun-04
Sep-04
Dec-04

MONEY & IN
WALL STREET
Announcing!
Your New & Improved Pacific Premier Bank Debit Card
PACIFIC PREMIER
BANK

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PACIFIC PREMIER
BANK

PACIFIC PREMIER
VISA

Phase 2

Completed 2004

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Announcing!
Your New & Improved
Pacific Premier Bank Debit Card

PACIFIC PREMIER
BANK

VISA

Asset Quality

As of December 31, 2005

(1) Source: Office of Thrift Supervision

** PPBI as of 3/31/06*

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MONEY & IN
WALL STREET
Announcing!
Your New & Improved Pacific Premier Bank Debit Card
PACIFIC PREMIER
BANK

NPA's to Total Assets

1.50%
1.25%
1.00%
0.75%
0.50%
0.25%
0.00%
1.12%
0.68%
0.61%
0.52%
0.46%
0.34%
0.24%
0.22%
0.24%
0.20%
12/31/2003
3/31/2004
6/30/2004
9/30/2004
12/31/2004
3/31/2005
6/30/2005
9/30/2005
12/31/2005
3/31/2006

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PACIFIC PREMIER
BANK
VISA

Phase 3

Transition Business Model

- **Diversify Loan Portfolio**

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Commercial RE Growth

PACIFIC PREMIER
Trust, Service, Commitment...That's my Bank.
Bank

($ in millions)

$136
$140
$120
$100
$80
$60
$40
$20
$-
CAGR = 143.2%
Mar-04
Jun-04
Sep-04
Dec-04
Mar-05
Jun-05
Sep-05
Dec-05
Mar-06

** Includes: Commercial, C&I, Land loans.*

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Diversify Loan Portfolio

600
500
400
300
200
Mar-04
Jun-04
Sep-04
Dec-04
Mar-05
Jun-05
Sep-05
Dec-05
Mar-06
3%
23%
74%
MF
Com
Other

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PACIFIC PREMIER
BANK
VISA

Phase 3

Transition Business Model

- Diversify Loan Portfolio
- **Relationship Banking**

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Relationship Marketing

Relationship Rates
A LIFE - LONG RELATIONSHIP
PACIFIC PREMIER BANK
Trust, Service, Commitment...
That's My Bank.
Corporate Headquarters
1600 Sunflower Ave., 2nd Floor
Costa Mesa, CA 92626
(714) 431-4000
Huntington Beach
9971 Adams Ave.
Huntington Beach, CA 92646
(714) 593-6940
Seal Beach
13928 Seal Beach Blvd.
Seal Beach, CA 90740
(562) 430-0424
San Bernardino
1598 East Highland Ave.
San Bernardino, CA 92404
(909) 886-9751

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Relationship Marketing

Totally FREE Checking!
PACIFIC PREMIER
1.866.353.1476 www.ppbi.net

PACIFIC PREMIER
BANK
1.866.353.1476 www.ppbi.net
That's My Business Bank!

Totally FREE Checking!
PACIFIC PREMIER

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Deposit Mix

$224,819
72%
$86,599
28%
Transaction
CD's

As of March 31, 2006

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Business Deposit Growth

($ in thousands)

$28,534
$30,000
$25,000
$20,000
$15,000
$10,000
$5,000
Dec-04
Mar-05
Jun-05
Sep-05
Dec-05
Mar-06

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PACIFIC PREMIER
BANK
VISA

Phase 3

Transition Business Model

- Diversify Loan Portfolio
- Relationship Banking
- **Expansion of Branch Network**

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Southern California Market

PACIFIC PREMIER
BANK
VISA

San Luis
Obispo
Kern
Santa
Barbara
Ventura
Los
Angeles
San Bernardino
Riverside
Orange
San Diego
Imperial
Existing Branch
New Branch
New Loan Production Office

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Exhibit 99.1

[LOGO OF PACIFIC PREMIER BANCORP, INC.]

America’s Community Bankers
Community Bank Investor Conference
May 4, 2006

Steven R. Gardner
President & CEO
WWW.PPBI.NET

TEAMWORK

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Forward-Looking Comments

The statements contained herein that are not historical facts are forward looking statements based on management’s current expectations and beliefs concerning future developments and their potential effects on the Company. There can be no assurance that future developments affecting the Company will be the same as those anticipated by management. Actual results may differ from those projected in the forward-looking statements. These forward-looking statements involve risks and uncertainties. These include, but are not limited to, the following risks: (1) changes in the performance of the financial markets, (2) changes in the demand for and market acceptance of the Company’s products and services, (3) changes in general economic conditions including interest rates, presence of competitors with greater financial resources, and the impact of competitive projects and pricing, (4) the effect of the Company’s policies, (5) the continued availability of adequate funding sources, and (6) various legal, regulatory and litigation risks.

PPBI Overview

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Southern California Community Bank

Data as of 3/31/06

•	NASDAQ National Market	PPBI

•	Assets	$685 million

•	Fully diluted shares	6,681,371

•	Fully diluted BV	$8.35

•	Annualized ROAA	1.02%

•	Annualized ROAE	13.41%

PPBI Overview

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•	Transitioning business model

•	Balance sheet strength

•	Relationship Banking - Expansion

•	Favorable relative valuation

Today’s Agenda

Three Phase
Strategic Business Plan

•	Phase 1 – Risk Reduction

•	Phase 2 – Growth

•	Phase 3 – Transition business model

Phase 1

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What We Inherited
Nationwide Subprime Lender

•	Assets	$552 million

•	Loans	$434 million

•	Subprime loans	75%

•	NPA’s	7.8%

•	Employees/Offices	334/10

•	Under capitalized

•	Subject to Regulatory Enforcement

Phase 1

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Completed June 2002

•	Assets	$246 million

•	Loans	$135 million

•	Employees/Offices	63/4

•	Substantial reduction in risk

•	Recapitalized - Private Placement

•	Note and warrant issued

•	Regulatory concerns resolved

Phase 2

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•	Loan growth - Multi-family focus

•	Deposit growth – new products

•	Foundation set for transition

Loan Growth

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Deposit Growth

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Phase 2

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Completed 2004

•	Assets	$543 million

•	Loans	$472 million

•	Secondary Offering	$26 million

•	Note retired

•	Stage set for further growth

Southern California Market

It’s the Economy

Economic Strength

	Orange Cty.	So. Cal.	National

Business Growth	15.9%	15.7%	7.4%
Payroll Growth	42.3%	45.1%	28.1%
Employment Growth	17.0%	18.3%	7.5%
Unemployment Rate	3.8%	4.6%	5.0%
No. of Businesses	82,000	493,000	N/A

Source: U.S. Census Bureau, 2002 data compared to 1997

Market Strength

	OC	So. Cal.

Total Deposits	$64 Billion	$385 Billion
Deposit Growth Rate	13.7%	11.7%
Population	3,000,000	21,900,000
Population Growth	4.96%	6.56%
Median Household Income	$64,611	$51,212
No. of Households	936,000	6,825,000

Sources: Dataplace, Rueters, State of California

Risk Management

Balance Sheet Strength

Asset Quality

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As of December 31, 2005

Nonaccrual Loans to Total Assets	Nationwide(1)	Western Region(1)	PPBI *

Multi-Family	0.16%	0.04%	0.00%
Commercial	0.56%	0.60%	0.00%
Single Family	0. 86%	0.88%	0.20%

(1) Source: Office of Thrift Supervision
* PPBI as of 3/31/06

NPA’s to Total Assets

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Loan Characteristics

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Multifamily

Loan to Value	64.11
Debt Coverage Ratio	1.24
Average Balance	$773,654
ARM/3-yr fixed	58%/30%

Commercial RE

Loan to Value	63.01
Debt Coverage Ratio	1.34
Average Balance	$1,034,474
ARM/ 3-yr fixed	49%/23%

Data as of March 31, 2006

Phase 3

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Transition Business Model

•	Diversify Loan Portfolio

Commercial RE Growth

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[CHART APPEARS HERE]

Diversify Loan Portfolio

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[CHART APPEARS HERE]

Phase 3

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Transition Business Model

•	Diversify Loan Portfolio

•	Relationship Banking

Relationship Marketing

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Relationship Marketing

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Deposit Mix

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[CHART APPEARS HERE]

AS of March 31, 2006

Business Deposit Growth

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[CHART APPEARS HERE]

Relationship Growth

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	9/30/ 2004	3/31/2006

No. Relationships	28	222
Loans	$29,874,000	$299,051,000
Deposits	$969,000	$23,344,000

Phase 3

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Transition Business Model

•	Diversify Loan Portfolio

•	Relationship Banking

•	Expansion of Branch Network

Southern California Market

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Continued Growth

	Opening	Deposits	5 Year CAGR

Los Al/Cypress	2006 Q2	877,249,000	9.1%
Costa Mesa	2006 Q2	4,892,500,000	5.4%
Newport Beach	2006 Q3	6,955,902,000	21.2%

* Source: FDIC, as of June 30, 2005. Includes surrounding communities.

Attractive Valuation

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Valuation relative to California Peers:

	P/EPS	P/TBV

CA Banks*	16.9x	307%
PPBI Metrics*	10.8x	142%
PPBI Asset CAGR		27.7	%**
PPBI EPS CAGR		13.9	%**

* As of 10/13/05
** Since 3/31/2002

PPBI Summary

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•	Transition to Commercial Bank

•	Low Risk Balance Sheet

•	On-going Expansion

•	Excellent time to invest

 [LOGO OF PACIFIC PREMIER BANCORP, INC.]

Trust, Service, Commitment…That’s my Bank.

WWW.PPBI.NET